FORM 8-K/A

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities

Exchange Act of 1934

October 11, 2005

Commission File No. 0-14200

CompuSonics Video Corporation

Colorado                                                                                           84-1001336

(State of incorporation)                                  (I.R.S. Employer Identification No.)

37735 Enterprise Ct, Suite 600-B

Farmington Hills, MI 48331

(Address of principal executive offices)

(248) 994-0099

(Company's telephone number, including area code)

32751 Middlebelt Rd, ste B

Farmington Hills, MI 48334

(Former name or former address, if changed from last report)

Item: 4.01 Changes in Registrant’s Certifying Accountant.

Effective October 11, 2005 the Audit Committee of CompuSonics Video Corporation engaged the firm of UHY LLP, Certified Public Accountants as Registrant’s certifying independent accountants.

Former independent accountants J.L. Stephan, Co PC CPAs resigned effective August 31, 2005.

The principal accountant's report on the Registrant’s financial statement for the past two years did contain an unqualified opinion. There were no modifications to auditors report for either of the past two years.

The decision to change Registrant’s Certifying Accountant was recommended by Registrant’s Management and approved by the Registrant’s Audit Committee.

There were no disagreements between the Registrant and J.L. Stephan, Co PC on any matter on financial statement disclosure, or auditing scope of procedure for the two most recent fiscal years and the subsequent interim period through August 31, 2005.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  November 16, 2005

CompuSonics Video Corporation

By   /s/ Thomas W. Itin

Thomas W. Itin

Chairman

EXHIBIT.   Letter of the former accountant

J L Stephan Co PC
Jerry L. Stephan, CPA
Certified Public Accountants	Marty Szasz, CPA
David Skibowski, Jr., CPA

November 16, 2005

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549-3561

We agree with Item: 4.01 Changes in Registrant’s Certifying Accountant as presented on CompuSonics Video Corporation’s form 8-K/A dated November 16, 2005.

If we can be of any further assistance, contact us at your convenience.

Sincerely,

/s/ J L Stephan Co PC

Traverse City, MI